Supplement to the

Fidelity® Contrafund®

A Fund of Fidelity Contrafund

Fidelity Trend Fund

A Fund of Fidelity Trend Fund

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 32.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

CTFB-08-01 October 30, 2008
1.799798.108